Exelon Corporation Christopher Crane President and Chief Operating Officer Edison Electric Institute Financial Conference November 10-12, 2008 EXHIBIT 99.1

Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995. These forward-looking statements include, for example, statements regarding benefits of the proposed merger, integration plans and expected synergies.  There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-
looking statements made herein.   The factors that could cause actual results to differ materially from these forward-looking statements include Exelon’s ability to achieve the synergies contemplated by the proposed transaction, Exelon’s ability to promptly and effectively integrate the businesses of NRG and
Exelon, and the timing to consummate the proposed transaction and obtain required regulatory approvals as well as those discussed in (1) Exelon’s 2007 Annual Report on Form 10-K in (a) ITEM 1A.
Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of
Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 19; (2) Exelon’s Third
Quarter 2008 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors
and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 12; and (3) other factors discussed in Exelon’s filings with the SEC.  Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this filing.  Exelon does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this filing.
All information in this presentation concerning NRG, including its business, operations, and financial results, was obtained from public sources.  While Exelon has no knowledge that any such information is inaccurate or incomplete, Exelon has not had the opportunity to verify any of that information.

Important Additional Information
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  This presentation relates to a transaction with NRG proposed by Exelon, which may become the subject of a registration statement filed with the Securities and
Exchange Commission (the “SEC”).  This material is not a substitute for the prospectus/proxy statement
Exelon intends to file with the SEC regarding the proposed transaction or for any other document which
Exelon may file with the SEC and send to Exelon or NRG stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF EXELON AND NRG ARE URGED TO
READ ANY SUCH DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN
THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION
ABOUT THE PROPOSED TRANSACTION.
Exelon and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Information regarding Exelon’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended
December 31, 2007, which was filed with the SEC on February 7, 2008, and its proxy statement for its
2008 Annual Meeting of Shareholders, which was filed with the SEC on March 20, 2008.  Other information regarding the participants in a proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in a proxy statement filed in connection with the proposed transaction.

Exelon Key Messages
• Consistent with Exelon Protect and
Grow Strategy
• Earnings and cash accretion
• Clear value creation
• Meets NRG’s “Five Imperatives”
Exelon Financial
Outlook
• 2009 operating guidance of $4.00 -
$4.30/share
• Managing costs and driving productivity
• Significant uplift in 2011 - operating
earnings of ~$5.00-$6.00/share
(1)
(1)  Illustrative.  Provided solely to illustrate possible future outcomes that are based on a number of different assumptions, all of which are subject to uncertainties and should not be relied upon as earnings guidance or a forecast of future results.
Compelling Offer
for NRG

A Compelling Opportunity for Value Creation
• Exelon offered to acquire all outstanding common shares of NRG in an all stock transaction
–
Fixed exchange ratio of 0.485 Exelon share for each NRG common share
–
Offer represents a 37% premium to October 17th closing price for NRG
• Combined Entity Creates Value By:
–
Providing earnings and cash accretion
–
Creating an exceptional growth platform
–
Operating in the most attractive
markets
–
Utilizing a premier balance sheet
–
Allowing Exelon to unlock NRG’s value
–
Giving NRG’s shareholders the
opportunity to participate in future value
–
Presenting manageable regulatory
hurdles to close

Transaction Is Accretive
(1) Does not include purchase accounting. One-time cost to achieve of ~$100 million (pre-tax) and transaction and other costs of $654 million excluded.
(2) Free cash flow defined as cash flow from operations less capital expenditures.
(3) Based solely on I/B/E/S estimates for Exelon and NRG as of 10/31/08.  Not necessarily representative of either company’s internal forecasts.  Provided for illustration only.  Not intended as earnings guidance or as a forecast of expected results.
(4)  Assumes refinancing of ~$8 billion of NRG debt at an interest rate of 10%.
(5) Pro forma numbers in Exelon’s internal forecasts are somewhat lower and accretion is approximately breakeven in 2011.
Operating Earnings
per share 1
Free cash flow 2
per share
$3.82
$4.29
$4.69
2010E 2011E 2012E
$2.83
$2.91
$3.70
2010E 2011E 2012E
$3.04
N/A N/A
2010E 2011E 2012E
$4.42
$5.86
$6.16
2010E 2011E 2012E
$4.03
N/A N/A
2010E 2011E 2012E
32.5%
$4.83
$6.01
$6.43
2010E 2011E 2012E
9.4% 2.5% 4.3%
Based on analyst consensus estimates for both companies, the deal will be accretive in the first full year following closing
Exelon  NRG Pro forma
5
• Synergies
• Increased interest
expense (4)
• Synergies
• Increased interest
expense (4)
3 3
1
2

Combination Creates
Substantial Synergies
Exelon
Operations & Maintenance: $4,289
NRG
Maintenance & Other Opex: $950
General & Admin Expenses: $309
Other COGS: $454
Pro Forma
Combined Non-fuel Expenses:    $6,002
Estimated Annual Cost Savings: $180 - $300
2
% of Combined Expenses: 3%-5%
Costs to Achieve $100
NPV of Synergies: $1,500-$3,000
($ in Millions)
Reflects no revenue or fuel cost synergies. Excludes transaction and other costs of $654 million and excludes increased interest expense related to refinancing of
NRG debt.
(1) Company 10-K for 2007 and investor presentations.
(2) Based on a preliminary analysis of publicly available information.  Subject to due diligence investigation.
1
Transaction creates $1.5 – $3 billion of value through synergies – with opportunity for more
1

Clear Value under Multiple Scenarios
Gas price is long-term price in 2008 $/MMBtu; coal price is long-term price in 2008 $/ton for PRB8800 excluding transportation; new build cost is long-term combined cycle cost in PJM in 2008 overnight $/kW; carbon year is year in which national cap and trade starts; carbon price is in 2012 $/tonne assuming 7%
escalation; moderate recession assumes conditions consistent with current forward prices; and severe recession assumes five years of no load growth.
8
Gas Prices
New Build Costs
Carbon Year/Price
Recession
$0
$6.50
$1,300
Moderate
2014/$22
$7.30
$1,100
Moderate
2020/$22
$7.10
$1,100
Severe
2014/$22
$7.30
$1,500
Moderate
2012/$12
$8.60
$1,500
Moderate
We look at fundamental value creation under a wide range of future commodity price scenarios and our analysis suggests $1-3 billion, possibly more
Coal Prices $11.00 $20.00 $20.00 $20.00 $11.00

Without
Premium
0
1,000
3,000
2,000
With
Premium
Conservative
DCF Estimate
Replacement
Costs
NRG Stock Value NRG Long-Term Value
975
1,350
2,050
3,000+
Price per Kilowatt Comparison for Texas Baseload Generation
Exelon Unlocks NRG Value
Less than 45% of
replacement value
Even with premium, purchase
price is 66% of conservative
long-term DCF value
subtracting value of other NRG assets from NRG enterprise value based on October 17 th
close.
$/KW values are for 5,325 MW of Texas baseload which includes Parish coal, Limestone, and STP; values implied by NRG stock price are determined by

World Class Nuclear & Fossil Operations
High performing nuclear plant
• Top quartile capacity factor – 94.9%
• Large, well-maintained, relatively young units
Fossil fleet
• Half of >500 MW coal units are top quartile capacity factor
• 90% of coal fleet lower-cost PRB and lignite
NRG
Premier U.S. nuclear fleet
• Best fleet capacity factor ~ 94%
• Lowest fleet production costs ~ $15 /MWh
• Shortest fleet average refueling outage duration – 24 days
• Strong reputation for performance
Exelon

<1%
<1%
6%
Coal
Exelon
~150,000 GWh
Pro Forma
Exelon
~198,000 GWh
Nuclear
PRB & Lignite Coal
Other Coal
Gas/Oil
Hydro/Other
2009 Historical Forward Coal Prices
Combined Entity Will Continue to Benefit
from Low Cost, Low Volatility Fuel Sources
0.00
1.00
2.00
3.00
4.00
5.00
6.00
Powder River Basin
Northern Appalachian
Central Appalachian
Production Costs
0
2
4
6
8
10
12
2000 2001 2002 2003 2004 2005 2006 2007
Nuclear
Gas
Coal
Petroleum
93%
Nuclear
1% 3%
75%
Nuclear
15%
PRB &
Lignite Coal
6%
Other
Coal
(1) Based on 2007 data, does not include ~38,000 GWh of Exelon Purchased Power.
Q1 2007 Q2 2007 Q3 2007 Q4 2007 Q1 2008 Q2 2008 Q3 2008
Powder River Basin and lignite coal supply (90% of NRG’s coal)
provides low-sulfur at a relatively stable price as compared to northern and central Appalachian coal mines.
Combined fleet will continue to be
predominantly low-cost fuel.
1
1

0
50
100
150
50 100 150 200 250
2006 Electricity Generated (GWh, in thousands)
NRG
TVA
AEP
Duke
FPL
Southern
Exelon + NRG
Entergy
Exelon
Dominion
Progress
FirstEnergy
Bubble size represents carbon
intensity, expressed in terms of
metric tons of CO2 per MWh
generated
SOURCE: EIA and EPA data as compiled by NRDC
CO2 Emissions of Largest US Electricity Generators
Largest Fleet, 2nd Lowest
Carbon Intensity
Top Generators by CO2 Intensity
10
9
8
7
6
5
4
3
2
1
12
Exelon 2020 principles will be applied to the combined fleet
AEP
NRG
Southern
Duke
FirstEnergy
TVA
Progress
Dominion
FPL
Exelon + NRG
Entergy
Exelon
0.83
0.80
0.74
0.66
0.64
0.64
0.57
0.50
0.35
0.31
0.26
0.07

Financing Plan Considerations
• Negotiated acquisition of NRG would require refinancing of only
~$4B of NRG debt and other credit facilities
– Under a negotiated deal with NRG, $4.7B of NRG bonds
could remain in place with no change in terms, but with
substantially improved credit metrics for those bondholders
– Exelon's relationships with many of NRG's banks should
facilitate arrangements for new credit facilities
– Financing commitments are well underway for refinancing
• The NRG direct lien program for power marketing could be left in place

Premier Balance Sheet
and Credit Metrics
Committed to returning Exelon Generation’s senior unsecured debt to strong investment grade within the next 3 years
Targeting stronger credit metrics for the combined entity -- 25 - 30%
FFO/debt
Pay down debt plan will include: NRG balance sheet cash, asset sale proceeds, free cash flow
Exelon
NRG
Today 2011
Credit Rating: BBB
FFO / Debt: 25-30%
Combined
Entity
Targets
Credit Rating: BBB-
FFO / Debt: 26%
Credit Rating: B+
FFO / Debt: 18%
2
3
1
(1) Ratios exclude securitized debt.
(2) Senior unsecured credit rating and FFO/Debt as of 10/31/08.  Reflects S&P updated guidelines, which include imputed debt and interest related to purchase power agreements, unfunded pension and other postretirement benefits obligations, capital adequacy for energy trading, operating lease obligations and other off-balance sheet data.
(3) From Standard & Poor’s 8/28/08 CreditStats: Independent Power Producers & Energy Traders – U.S.

Principal Regulatory Approvals and
Expected Divestitures
• Principal regulatory approvals:
–
Texas, New York, Pennsylvania, California state regulatory commissions
–
Hart-Scott-Rodino (DOJ/FTC)
–
FERC
–
NRC
–
Notice filing in Illinois
• Limited market power issues – not expected to challenge transaction closing
–
Divestitures anticipated only in PJM and ERCOT
–
~3,200 MWs of high heat rate gas and baseload coal plants  and ~1,200 MWs under contract
–
Model assumes $1 billion of proceeds from divestitures (after-tax)
Regulatory hurdles are manageable
1
(1) Plants subject to divestiture are de minimus contributors to revenue and earnings.

Exelon More Than Meets the “Five Imperatives”
Outlined by NRG on May 28, 2008
1.
1.
2.
2.
3.
3.
4.
4.
5.
5.
NRG’s Stated Imperatives
MUST accumulate generation at competitive cost
This transaction accomplishes in one step what several
transactions might have accomplished for NRG in these
regards.  Given the current difficulty in accessing capital
markets, it is unclear whether NRG would have the
ability to meet this objective without Exelon.
Exelon provides NRG stakeholders with broad trading
expertise and sound power marketing and risk
management practices.  Exelon’s significant experience
in markets with locational prices is particularly relevant
since ERCOT is moving to a PJM-type structure.
Exelon’s breadth of operations and depth of service
allows unparalleled access to customers, retail
providers, and other sales channels.
NRG stakeholders become part of the most diversified
and competitive generation portfolio operating in 12
different states and 6 different regional transmission
organizations.
Deal provides NRG stakeholders with significant value
and upside and a share of the largest unregulated
generation fleet in the United States.
MUST be geographically diversified in multiple
markets
MUST develop and expand our route to market
through contracting with retail load providers, trading,
direct sales, etc
MUST have sophisticated ability to trade, procure,
hedge, and originate for electricity and input fuels
MUST develop depth and breadth in key markets,
particularly across fuel types, transmission
constraints and merit order
Exelon Combination More
than Meets These Imperatives

Exelon Key Messages
Compelling Offer
for NRG
• Consistent with Exelon Protect and
Grow Strategy
• Earnings and cash accretion
• Clear value creation
• Meets NRG’s “Five Imperatives”
Exelon Financial
Outlook
• 2009 operating guidance of $4.00 -
$4.30/share
• Managing costs and driving productivity
• Significant uplift in 2011 - operating
earnings of ~$5.00-$6.00/share
(1)
(1) Illustrative. Provided solely to illustrate possible future outcomes that are based on a number of different assumptions, all of which are subject to uncertainties and should not be relied upon as earnings guidance or a forecast of future results.

Well-Positioned in Near-Term
Macroeconomic Uncertainty
• Hedging strategy provides near-term earnings and cash flow stability
• Over 90% and 80% financially hedged in 2009 and 2010,
respectively
Risk management
• Proven management team
• Lowest-cost nuclear fleet operator with ~94% capacity factor
Best-in-class management /
operations
• Nuclear remains a low-cost generation source
• Improving utilities’ performance and regulatory environment
Basics of business unchanged
• Nation’s largest nuclear fleet ~140,000 GWhs of annual
production
Market leader
• Progress made on transition to competitive markets in PA
• ComEd on path to regulatory recovery
• Positively levered to long-term fundamentals
Long-term value in place
• Strong and consistent cash flows from operations –
~$4.75 billion estimated in 2009
• Over 12% annual growth rate in dividend since 2001
Stable cash flows and
commitment to value return
• ~$6.8 billion of available credit facilities as of 10/31/2008
• Debt maturities of $29 million
(1)
, in total, through 12/31/2009
Sufficient liquidity
Investment Criteria Exelon Profile
(1)  Excludes securitization debt.

O&M and other
Inflation
Pension/OPEB
Cost initiatives
Bad debt expense
2009 Operating Earnings Guidance
2009E 2008E
$0.45 - $0.50
$3.45 - $3.55
$4.15 - $4.30
(1)
ComEd
PECO
Exelon
Generation
2009 Earnings Drivers
ComEd
PECO
Exelon
Generation
Holdco Holdco
Exelon
$0.30 - $0.35
Exelon
$4.00 - $4.30
(1)
$0.45 - $0.55
$0.45 - $0.55
$3.10 - $3.35
NOTE:  See “Key Assumptions” slide in Appendix
(1)  Operating Earnings Guidance.  Excludes the earnings impact of certain items as disclosed in the Appendix.
(2)  Primarily reflects 2008 option and uranium settlement gains at Exelon Generation.
Issuing 2009 operating earnings guidance of $4.00-$4.30/share
(1)
ComEd distribution revenue
PECO gas revenue
Nuclear fuel costs
Depreciation and amortization
PECO CTC
Discrete 2008 ExGen gains (2)

Exelon Cost and Capital Management
Initiative
• Clearly define governance and oversight model
• Optimize the Exelon operational structure to drive efficiency and accountability, reducing complexity and cost
• Provide better visibility on cost drivers and productivity
• Process improvement and elimination of low value work
• Drive productivity focus in business planning process
Define and implement
appropriate governance and
oversight model
Identify cost reduction
opportunities
Focus 1:  Cost
Break-through
Drive focus on productivity
initiatives
Identify additional needs and
opportunities
Focus 2:  Business Unit
Cost Productivity
Process redesign
Systems investment
Focus 3:  Sustainable
Productivity
Drive productivity and cost reduction (with continued superior operations)
Cost and capital management initiatives support earnings expectations

Exelon Key Messages
• Consistent with Exelon Protect and
Grow Strategy
• Earnings and cash accretion
• Clear value creation
• Meets NRG’s “Five Imperatives”
Exelon Financial
Outlook
• 2009 operating guidance of $4.00 -
$4.30/share
• Managing costs and driving productivity
• Significant uplift in 2011 - operating
earnings of ~$5.00-$6.00/share
(1)
(1)  Illustrative.  Provided solely to illustrate possible future outcomes that are based on a number of different assumptions, all of which are subject to uncertainties and should not be relied upon as earnings guidance or a forecast of future results.
Compelling Offer
for NRG

22 Appendix Additional Information regarding Offer for NRG

Pro Forma
Exelon
Combined company will have requisite scope,
scale and financial strength to succeed in an
increasingly volatile energy market
Combination Will Result in Scope,
Scale and Financial Strength
(1) Reflects total assets (under GAAP) with no adjustments. Based upon 9/30/08 Form 10-Q.
(2) Reflects Last Twelve Months EBITDA (Earnings before Income Taxes, Depreciation and Amortization) as of 9/30/08 with no adjustments.
(3) Calculation of Enterprise Value = Market Capitalization (as of 10/31/08) + Total Debt (as of 6/30/08) + Preferred Securities (as of 6/30/08) + Minority Interest
(as of 6/30/08) – Cash & Cash Equivalents (as of 6/30/08). Debt, Preferred Securities, Minority Interest and Cash & Cash Equivalents based upon 6/30/08
Form 10-Q.
(4) Includes
owned-and-contracted
capacity after giving effect to planned divestitures after regulatory approvals.
$0
$30
$50
$60
$40
$20
$70
$10
Southern Dominion FPL Duke First
Energy
Entergy
$68,900 Combined assets
(1)
$9,400 LTM EBITDA
(2)
($ in millions)
$63,000 Enterprise value
(3)
~51,000MWs Generating capacity
(4)
Pro Forma Quick Stats
Market cap (as of 10/31/08)
$41,200

Combination Enables Access to
Attractive New Markets
By RTO Combined
PJM 22,812
ERCOT 13,027
MISO 1,065
ISO NE 2,174
NYISO 3,960
CAL ISO 2,085
Contracted* 6,280
51,403
SERC 2,405
WECC 45
Total 53,853
By Fuel Type Combined
Nuclear 18,144
Coal 8,986
Gas/Oil 18,801
Other 1,642
Contracted 6,280
*Contracted in various RTOs, mainly in PJM and ERCOT
(1) Excludes international assets. Before any divestitures.
24
Geographically complementary asset base
Attractive new markets for Exelon (NY, NE,
CA): declining reserve margins, supportive
regulatory structures
Predominantly located in competitive
markets
ERCOT portfolio will position Exelon to offer
an array of products, capture value, and
efficiently utilize credit
1
1
Exelon
NRG

Nuclear Growth Opportunities
•
Texas offers nuclear growth platform
• Potential for stretch power uprate (5-7%) on South Texas
Project units 1 and 2
• Construction & Operating License and Loan Guarantee
applications filed for both STP 3 and 4 and Victoria County
•
Exelon has the financial strength and discipline to investigate these opportunities
• Strong balance sheet and credit metrics
• Demonstrated track record of financial rigor
• Nuclear depth and expertise
•
Options to build remain under evaluation; no commitment
has yet been made

Exelon 2020 and NRG
• Expand internal energy efficiency, SF6,
vehicle, and supply chain initiatives to NRG
portfolio
• Offset a portion of NRG’s GHG emissions
• Expand energy efficiency program offerings
• Add capacity to existing nuclear units
through uprates
• Add new renewable generation
• Add new gas-fired capacity
• Continue to explore new nuclear
• Address older/higher emitting coal
and oil units
• Invest in clean coal technology R&D
Options to Evaluate:
Taking the next step in Exelon’s
commitment to address climate change
Offer more low
carbon electricity in
the marketplace
Reduce emissions
from coal/oil fired
generation
Help our customers
and the communities
we serve reduce their
GHG emissions
Reduce or offset our
footprint by greening
our operations
Apply Elements of
Exelon 2020 to
NRG
Expand the 2020
Plan

NRG is Best Investment Available
0%
4.0%
8.0%
12.0%
16.0%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
(10.0%)
0%
5.0%
20.0%
EBITDA / EV Yield Earnings Yield Free Cash Flow
Yield
EXC Illustrative
Utilities
NRG at
Offer
2009E
2010E
7.9
10.2
11.8
10.6
8.1
11.4
11.9
10.7
IPPs EXC Illustrative
Utilities
NRG at
Offer
IPPs EXC Illustrative
Utilities
NRG at
Offer
IPPs
13.7
15.4
20.1
16.7
14.4
16.1
20.1
17.1
Source: FactSet. Prices as of 10/17/08, I/B/E/S estimates as of 10/31/08.
EV = Enterprise Value
(1) Illustrative Utilities include CMS, CNL, DPL, TE, WEC, WR.
(2) IPPs include CPN, DYN, MIR, RRI.
4.3
(3.1)
11.2
11.6
5.2
(6.2)
14.2
12.3
15.0%
10.0%
(5.0%)
1
2 2 2
1
1

28 2009 Financial Outlook and Operating Data

The Exelon Companies
’07 Earnings: $2,331M
’07 EPS: $3.45
Total Debt
(1)
: $2.5B
Credit Rating
(2)
: BBB
Nuclear, Fossil, Hydro & Renewable Generation
Power Marketing
‘07 Operating Earnings: $2.9B
‘07 EPS: $4.32
Assets
(1)
:                         $45.2B
Total Debt
(1)
: $13.0B
Credit Rating
(2)
:                            BBB-
Note: All ’07 income numbers represent adjusted (Non-GAAP) Operating Earnings and EPS. Refer to Appendix for reconciliation of adjusted (non-GAAP) operating EPS to
GAAP EPS.
(1) As of 9/30/08.
(2) Standard & Poor’s senior unsecured debt ratings for Exelon and Generation and senior secured debt ratings for ComEd and PECO as of 10/31/08.
Pennsylvania
Utility
Illinois
Utility
’07 Earnings: $200M $507M
’07 EPS: $0.30 $0.75
Total Debt
(1)
: $5.1B $3.5B
Credit Ratings
(2)
: BBB+ A-

Multi-Regional, Diverse Company
Note: Owned megawatts based on Generation’s ownership, using annual mean ratings for nuclear units (excluding Salem) and
summer ratings for Salem and the fossil and hydro units.
Midwest Capacity
Owned: 11,388 MW
Contracted: 3,230 MW
Total: 14,618 MW
ERCOT/South Capacity
Owned: 2,222 MW
Contracted: 2,917 MW
Total: 5,139 MW
New England Capacity
Owned: 194 MW
Total Capacity
Owned: 24,821 MW
Contracted: 6,483 MW
Total: 31,304 MW
Electricity Customers: 1.6M
Gas Customers:  0.5M
Electricity Customers:  3.8M
Generating Plants
Nuclear
Hydro
Coal/Oil/Gas Base-load
Intermediate
Peaker
Mid-Atlantic Capacity
Owned: 11,017 MW
Contracted: 336 MW
Total: 11,353 MW

~4%
(2)
$1,050
$1,100
~3%
(2)
$700
$750
~4% ~4% 2009-2013 CAGR
$4,400 $2,650 2009E
$4,500 $2,700 2008E
Exelon
(3)
O&M Expense
(1)
($ in Millions)
O&M and CapEx Expectations
($ in Millions)
~5%
$1,000
$950
~6%
$400
$400
Exelon
(3)
~4% ~8% ~3% 2009-2013 CAGR
(4)
$3,400 $950 $1,000 2009E
$3,300 $850 $950 2008E
Nuclear
Fuel
Plant &
Other
CapEx
A combination of company-wide cost-savings initiatives and controlled spending will offset inflationary pressures and rising pension and retiree health and welfare costs
(1) Reflects Operating O&M data and excludes Decommissioning impact.
(2) For ComEd and PECO, O&M excludes energy efficiency spend recoverable under a rider. 2009-2013 Compound Annual Growth Rate (CAGR) would be ~6% for
ComEd and ~4% for PECO if spend was included.
(3) Includes eliminations and other corporate entities.
(4) Subject to change based upon proposed NRG acquisition.
NOTE: CapEx expectations for ComEd exclude potential investment in automated meter technology that is subject to approval by the Illinois Commerce Commission.

2009 Projected Sources and Uses of Cash
150 0 300 50 Other
(4)
150 350 (250) 250 Net Financing (excluding Dividend):
(2)
750 350 200 200 Planned Debt Issuances
Net Financing (excluding Dividend):
(2)
(750) 0 (750) 0 Planned Debt Retirements
(3)
$4,750 $2,800 $950 $1,000 Cash Flow from Operations
(1)
(3,400) (1,950) (400) (1,000) Capital Expenditures
$1,500 $1,200 $300 $250 Cash Available before Dividend
(1,400) Dividend
(5)
$100 Cash Available after Dividend
Exelon
(6) ($ in Millions)
Numbers are rounded and may not add.
(1) Cash Flow from Operations = Primarily includes net cash flows provided by operating activities, excluding counterparty collateral activity, and including net cash flows used in investing activities other than capital expenditures.
(2) Net Financing (excluding Dividend) = Net cash flows used in financing activities excluding dividends paid on common and preferred stock.
(3) Planned Debt Retirements are $17M, $728M, and $11M for ComEd, PECO, and ExGen, respectively.  Includes securitized debt.
(4) Other financing includes ComEd recovery of excess payments to ComEd Transitional Funding Trust.  For PECO it represents the Parent Receivable and expected changes in short-term debt.
(5) Assumes 2009 Dividend of $2.10 per share. Dividends are subject to declaration by the board of directors.
(6) Includes cash flow activity from Holding Company, eliminations, and other corporate entities.

Pension Benefit Expense
Service
Amortization
Interest
Expected
Return on
Assets
Total
Service
50 bps ~$40M
Long-Term Expected
Return on Plan Assets
(EROA)
50 bps ~$37M
100 bps ~$2.5M
Sensitivity of 2009 pre-tax
pension expense
12/31/08 Discount Rate
FY08 Asset Returns
Impact on 2009
estimated expense
Input
Pension Plan Key
Metrics – 12/31/07
(in millions)
Assets $9,634
Obligations $10,427
Discount rate 6.20%
2008 L-T EROA 8.75%
$130
$83
($668)
$113
$508
$0
$200
$400
$600
$800
Note: Excludes settlement charges.

Other Postretirement Benefits (OPEB)
2009 Expense: Exelon estimates pre-tax 2009 OPEB expense of ~$175 million under Scenarios 1-3 and $225 million under
Scenario 4 as compared to $160 million in 2008.
2009 Contributions: Exelon estimates roughly $150 million of contributions to its OPEB plans in 2009, which is subject to change.
Potential Variability in Future Pension
Expense and Contributions
Required
contribution
Pre-tax
expense
Required
contribution
Pre-tax
expense
Required
contribution
Pre-tax
expense
Discount Rate
Actual Asset
Returns
$1,375 $300 $825 $250 $175 $150
6.70% as of 1/1/09,
increasing to 6.90%
as of 1/1/11
-27% in 2008
-15% in 2009
-3% in 2010
8.5%in 2011
4
$775 $275 $225 $200 $125 $75
7.90% as of 1/1/09,
increasing to 8.10%
as of 1/1/11
-27% in 2008
-15% in 2009
-3% in 2010
8.5%in 2011
3
$675 $250 $200 $175 $125 $75
7.90% as of 1/1/09,
increasing to 8.10%
as of 1/1/11
-27% in 2008
-9% in 2009
8.5% in 2010-
2011
2
$100 $225 $100 $150 $125 $75
7.90% as of 1/1/09,
increasing to 8.10%
as of 1/1/11
-27% in 2008
8.50% in 2009-
2011
1
2011 2010 2009 Assumptions
Illustrative
Scenario
NOTE:  Slide provided for illustrative purposes and not intended to represent a forecast of future outcomes. Assumes 20% overall capitalization rate of pension and OPEB costs.

Sufficient Liquidity
(1) Excludes previous commitment from Lehman Brothers Bank.
(2) Available Capacity Under Facility represents the unused bank commitments under the borrower’s credit agreements net of outstanding letters of credit.  The amount of commercial paper outstanding does not reduce the available capacity under the credit agreements.
(3)  Includes cash flow activity from Holding Company, eliminations, and other corporate entities.
(90) -- -- (90) Outstanding Facility Draws
(416) (155) (90) (166) Outstanding Letters of Credit
$7,317 $4,834 $574 $952 Aggregate Bank Commitments
(1)
6,811 4,679 484 696 Available Capacity Under Facility
(2)
-- -- -- -- Outstanding Commercial Paper
$6,811 $4,679 $484 $696
Available Capacity Less Outstanding
Commercial Paper
Exelon
(3)
($ in Millions)
We have no commercial paper outstanding and our bank facility is largely untapped
Available Capacity Under Bank Facility as of October 31, 2008

Large and Diverse Bank Group
Exelon has a large and diverse bank group with over $7.3 billion in aggregate credit facility commitments – 24 banks committed to the facility with each bank having less than
10% of the aggregate commitments at Exelon
• Bank of America, N.A. / Merrill Lynch USA
(2)
• The Royal Bank of Scotland PLC (RBS)
• Barclays Bank PLC
• JP Morgan Chase Bank, N.A.
• The Bank of Nova Scotia (Scotia)
• Wachovia Bank, N.A.
• Citibank, N.A.
• Commerzbank AG
• BNP Paribas
• Deutsche Bank AG, New York Branch
• Credit Suisse, Cayman Islands Branch
• Morgan Stanley Bank
• UBS Loan Finance LLC
• The Bank of New York / Mellon Bank, N.A.
• Mizuho Corporate Bank, LTD
• Goldman Sachs
(3)
• The Bank of Tokyo-Mitsubishi UFJ, LTD
• KeyBank N.A.
• U.S. Bank, N.A.
• SunTrust Bank
• Union Bank of California, N.A.
• The Northern Trust Company
• Malayan Banking Berhad (May Bank)
• National City Bank
(1) As of October 31, 2008.
(2) Assumes that Bank of America assumes Merrill Lynch’s previous commitment.
(3) Includes funding commitments by Williams Street Commitment Corporation, Williams Street Credit Corporation, Goldman Sachs Credit Partners, L.P.
Banks Committed to Exelon’s Facilities
(1)

$0
$150
$300
$450
$600
$750
2009 2010 2011 2012 2013
Exelon Corp Exelon Generation ComEd PECO
2009-2013 Debt Maturities
Note: Balances shown exclude securitized debt
Minimal debt maturities before 2011
$29 M
Total
$615 M
Total
$1,799 M
Total
$828 M
Total
$255 M
Total

Stable Cash Flows and Commitment to
Value Return
(1) Cash Flows from Operations primarily include net cash flows provided by operating activities, excluding counterparty collateral activity, and including net cash flows used in investing activities other than capital expenditures.  Cash Flows from Operations in 2005 reflect discretionary aggregate pension contributions of $2 billion.
Exelon produces strong and consistent cash flows and continues to honor its commitment to return value to shareholders
Strong and consistent
cash flows from
operations
(1)
Over 12% compound
annual dividend growth
rate since 2001
Sustainable Value
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
2001 2002 2003 2004 2005 2006 2007 2008E 2009E
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
Cash flow from operations Annual cash dividend / share

Value Return Framework
Less
Equals
Maintenance Capital and Committed Dividends
Free Cash Flow before Dividends and CapEx
Strengthen Balance Sheet /
Increase Financial Flexibility
Invest in Growth
Available Cash and Balance Sheet Capacity
(1)
Return Value via
Share Repurchases,
Increased Dividends
Monetize
We evaluate value return on an annual basis
(1) Exelon on a stand alone basis targets a FFO/Debt Ratio of 20-30%.

Protect Today’s Value
•
Deliver superior operating
performance
•
Advance competitive markets
•
Protect the value of our generation
•
Build healthy, self-sustaining
delivery companies
Grow Long-Term Value
•
Drive the organization to the next
level of performance
•
Set the industry standard for low
carbon energy generation and
delivery through reductions,
displacement and offsets
•
Rigorously evaluate and pursue
new growth opportunities
+
Strategic Direction

41

Exelon Generation 2009 EPS Contribution
Generation’s 2009 earnings will be impacted by higher nuclear fuel expense and the absence of discrete gains reported in 2008 – cost savings initiatives will partially offset inflationary pressures and rising pension and retiree health and welfare costs
(1)  Estimated contribution to Exelon’s operating earnings guidance.
(2)  Primarily reflects uranium settlements and option gains reported in 2Q08.
($0.18)
$0.02
($0.01)
RNF O&M
Other
Depreciation
($0.06)
$ / Share
Key Items:
Cost Efficiency Initiative
Nuclear Outages
Inflation
Pension & OPEB
2008e (1) 2009e (1)
$3.10 – $3.35
$3.45 – $3.55
Key Items:
Discrete 2008 Gains (2) ($0.14)
Nuclear Fuel Expense    ($0.08)
$0.06
$0.03
($0.07)
($0.04)

• Large, low-cost, low-emissions,
exceptionally well-run nuclear fleet
• Complementary and flexible fossil and
hydro fleet
• Improving power market fundamentals
(commodity prices, heat rates, and
capacity values)
• End of below-market contract in
Pennsylvania beginning 2011
• Potential carbon restrictions
Value Proposition
Exelon Generation
• Continue to focus on operating excellence,
cost management, and market discipline
• Execute on power and fuel hedging
programs
• Support competitive markets
• Pursue nuclear & hydro plant relicensing
and strategic investment in material
condition
• Maintain industry-leading talent
Protect Value
• Pursue potential for nuclear plant uprates
and investigate potential for more
• Rigorously evaluate generation
development opportunities, including new
nuclear and combined cycle gas turbine
• Capture increased value of low-carbon
generation portfolio
Grow Value
Exelon Generation is the premier unregulated generation company – positioned to capture market opportunities and manage risk

Basics of Business Unchanged
Nuclear remains one of the lowest cost options for electricity production
10.26
6.78
2.47
1.76
0.0
2.0
4.0
6.0
8.0
10.0
12.0
2000 2001 2002 2003 2004 2005 2006 2007
Petroleum
Gas
Coal
Nuclear
U.S. Electricity Production Costs
(2000-2007)
(1)
(1) In 2007 Cents/kWh.  Source Global Energy Decisions May 2008;  Production Costs = Operations and Maintenance + Fuel Costs

Lowest Cost Nuclear Fleet Operator
Among major nuclear plant fleet operators, Exelon is consistently the lowest-cost producer of electricity in the nation
1
st
Quartile
2
nd
Quartile
3
rd
Quartile 4
th
Quartile
2006-2007 Average Production Cost
for Major Nuclear Operators
(1)
Average
(1) Source: 2007 Electric Utility Cost Group (EUCG) survey. Includes Fuel Cost plus Direct O&M divided by net generation.

Effectively Managing Nuclear Fuel Costs
Components of Fuel Expense in 2008
Projected Total Nuclear Fuel Spend
Projected Exelon Average Uranium Cost vs. Market
Projected Exelon Uranium Demand
Note: Excludes costs reimbursed under the settlement agreement with the DOE.
Market source: UxC composite forecasts.
2008 – 2011: 100% hedged in volume
2012: ~80% hedged in volume
2013: ~70% hedged in volume
All charts exclude Salem
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
9.0
10.0
2008 2009 2010 2011 2012 2013
0
200
400
600
800
1,000
1,200
1,400
2008 2009 2010 2011 2012 2013
Nuclear Fuel Expense (Amortization + Spent Fuel)
Nuclear Fuel Capex
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2008 2009 2010 2011 2012 2013
Exelon Average Reload Price Projected Market Price (Term)
Enrichment
38%
Fabrication
17%
Nuclear Waste
Fund
22%
Tax/Interest
1%
Conversion
3%
Uranium
19%

Uranium Price Volatility
Long-term Uranium Price Trend
Long-term equilibrium price expected to be $40-$60/lb
Eighteen-Month Uranium Price
Trend
Long-term Uranium Price Trend
Spring 2003
McArthur River
flood
December 2003
GNSS/Tenex
termination;
ConverDyn UF6 release
and shutdown
Early 2004
ERA / Ranger
water problems
Early 2006
First Cigar Lake flood;
Cyclone Monica halts
ERA /  Ranger
operations for
approximately two
weeks
October 2006
Second Cigar
Lake flood
March 2007
ERA / Ranger flooding
(cyclone George)
0
20
40
60
80
100
120
140
160
0
20
40
60
80
100
120
140
160

World-Class Nuclear Operator
Average Capacity Factor
Note: Exelon data prior to 2000 represent ComEd-only nuclear fleet.
Sources: Platt’s, Nuclear News, Nuclear Energy Institute and Energy Information Administration (Department of Energy).
65
70
75
80
85
90
95
100
Operator (# of Reactors)
Range 5-Year Average
Range of Fleet 2-Yr Avg Capacity Factor (2003-2007)
EXC 93.5%
Sustained production excellence
40%
50%
60%
70%
80%
90%
100%
Exelon Industry

Impact of Refueling Outages
125
127
129
131
133
135
137
139
141
143
145
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
7
8
9
10
11
12
13
Note:  Data includes Salem. Net nuclear generation data based on ownership interest
• 18 or 24 months
• Duration: ~24 days
Nuclear Refueling Cycle
• Reflects extended steam generator
replacement outage
• Based on the refueling cycle, we will
conduct 10 refueling outages in 2009,
versus 12 in 2008
2009 Refueling Outage Impact
Refueling Outage Duration
Nuclear Output
0
10
20
30
40
50
60
2000 2001 2002 2003 2004 2005 2006 2007 2008
YTD
Exelon
Industry (w/o Exelon)
Actual
Target
Estimate
• 2008 reflects Salem’s extended
steam generator replacement outage.
• 2008 YTD average outage duration is
24 days without Salem
2008 Refueling Outage Impact

108,300
102,900
23,700
19,500
13,900
41,800
41,100
5,200
0
50,000
100,000
150,000
200,000
2008 2009
ComEd Swap
IL Auction
PECO Load
Actual Forward Hedges & Open Position
Total Portfolio Characteristics
Expected Total Supply (GWh)
Expected Total Sales
(GWh)
91,500 91,300
47,700 47,600
28,600
10,200
10,600
28,900
0
50,000
100,000
150,000
200,000
2008 2009
Forward / Spot Purchases
Fossil & Hydro
Mid-Atlantic Nuclear
Midwest Nuclear
178,300
178,300
178,100
178,100

Hedging Targets
(1) Percent financially hedged is our estimate of the gross margin that is hedged at a 95% confidence level given the current assessment of market volatility.  The formula is the gross margin at the 5th percentile / expected gross margin.
Power Team utilizes various products and
channels to market in order to optimize
Exelon Generation’s earnings:
• Block product sales in power
• Options in power and natural gas
• Full requirements sales via retail channel and
wholesale load procurement processes
• Supplement the portfolio with structured
transactions
• Use physical and financial fuel products to
manage variability in fossil generation output
Target Ranges
90% - 98% 70% - 90% 60% - 80%
>90%
Current Position
>80%
Near top end of
range
Prompt Year
(2009)
Second Year
(2010)
Third Year
(2011)
Financial Hedging Range
(1)
Flexibility in our targeted financial hedge ranges allows us to be opportunistic while mitigating downside risk
Financial hedge ratios reflect a range of
revenue net fuel based on observed
market prices and volatility
• Generally, hedges are executed on a ratable
basis over a three-year window; therefore, the
position is well hedged in the front year and
significantly open in the outer years
• Utilize options to hedge risk and preserve
upside

Financial Swap Agreement with ComEd
3,000 $53.48 January 1, 2013 - May 31, 2013
3,000 $52.37 January 1, 2012 - December 31, 2012
3,000 $51.26 January 1, 2011 - December 31, 2011
3,000 $50.15 June 1, 2010 - December 31, 2010
2,000 $50.15 January 1, 2010 - May 31, 2010
2,000 $49.04 June 1, 2009 - December 31, 2009
1,000 $49.04 January 1, 2009 - May 31, 2009
1,000 $47.93 June 1, 2008 - December 31, 2008
Notional Quantity (MW) Fixed Price ($/MWH) Portion of Term
• Market-based contract for ATC baseload energy only
– Does not include capacity, ancillary services or congestion
• Preserves competitive markets
• Fits with Exelon Generation’s hedging policy and strategy
• Small portion of Exelon Generation’s supply

Exelon Generation Has Limited
Counterparty Exposure
Net Exposure After Credit Collateral
(1)
(in millions)
Investment grade
$582
Non-investment grade 59
No external ratings 42
Total $683
(1) As of September 30, 2008. Does not include credit risk exposure from uranium procurement contracts or exposure through Regional Transmission Organizations,
Independent System Operators and New York Mercantile Exchange and Intercontinental Exchange commodity exchanges.  Additionally, does not include receivables related to the supplier forward agreements with ComEd and the PPA with PECO.
As of September 30
th
, no one counterparty represented more than 10% of Exelon
Generation’s net exposure from power marketing activities
Exelon Generation – Sufficient Liquidity
Aggregate credit facility commitments of $4.8
billion that extend through 2012 – $4.7 billion
available as of 10/31/08
Strong balance sheet – A3/BBB/BBB+ Senior
Unsecured Rating
Net Exposure by Type of Counterparty
(1)
Coal
Producers
13%
Financial Institutions
45%
Investor-Owned Utilities,
Marketers, and
Power Producers
38%
Other
4%

Long-Term Investment Thesis
Power Market Fundamentals
Reserve Margins
Capacity Prices
Construction Costs
Commodities
Natural Gas
Coal
Environmental Position
Carbon
SO-2, NOX
Mercury
Lowest-cost,
low-emissions
nuclear fleet
Demand Trends
Demand Profile Changes
Off-Peak Usage

-15%
-10%
-5%
0%
5%
10%
15%
20%
25%
30%
2008 2009 2010 2011 2012 2013
Reserve Margins Declining Natural Gas Prices Remaining High
PJM-East
ERCOT
NI-Hub
PJM West
Positively Exposed to Market Dynamics
NYMEX
(1)
$5
$6
$7
$8
$9
$10
$11
$12
$13
2008 2010 2012 2014 2016 2018 2020
(1) As of 09/30/08
Various
3
rd
party
estimates
2,000
2,500
3,000
3,500
4,000
4,500
2007 2008
Note:  Illustrative estimate. Overnight, all-in capital cost without interest during construction.
Carbon Legislation Progressing Construction Costs Escalating
New Nuclear Installed Cost
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
0 5 10 15 20 25 30 35 40 45
0
5
10
15
20
25
30
Carbon Credit ($/Tonne)
Bingaman-Specter
2012: $12/tonne
Europe Carbon-Trading
2012: $35.50/tonne
EIA Carbon Case
2010: $31/tonne
Lieberman-Warner
Possible $20 to $40/tonne

Reliability Pricing Model Auction
PJM RPM Auction ($/MW-day)
(1)  All values are approximate and not inclusive of wholesale transactions.
(2)  All capacity values are in installed capacity terms (summer ratings) located in the areas.
(3)  EMAAC obligation consists of load obligations from PECO and BGS. The PPL obligation begins January 2010 and ends December 2010.
(4) Removing State Line from the supply in October 2007 reduces this by 515 MW.
(5) 08/09 Capacity supply decreased due to roll-off of several purchase power agreements (PPAs).
(6) In 09/10, obligation is reduced due to roll-off of part of ComEd auction load obligation in May
2009.
(7) MAAC = Mid-Atlantic Area Council; APS = Allegheny Power System.
(8) PECO PPA expires December 2010.
2007 / 2008 2008 / 2009 2009 / 2010 2010 / 2011 2011 / 2012
in MW
Capacity (2) Obligation Capacity (2) Obligation Capacity (2) Obligation Capacity (2) Obligation Capacity (2) Obligation
RTO 16,000 (4)
6,600-
6,800
14,500 (5)
6,600-
6,800
12,700
4,750-
4,950 (6)
12,700 0 23,200 0
Eastern MAAC 9,500
9,500-
9,800 (3)
9,500
9,550-
9,850 (3)
9,500
9,750-
9,950 (3)
MAAC + APS (7) 1,500 0
MAAC
11,000
9,300-
9,500 (3)(8)
Exelon Generation Participation within PJM Reliability Pricing Model
(1)
197.67
174.29
40.80
111.92
148.80
102.04
191.32 191.32
174.29
110.00
RTO Eastern MAAC MAAC + APS MAAC
2007/2008
2008/2009
2009/2010
2010/2011
2011/2012

Long-Run Marginal Cost of Electricity
0
50
100
150
200
250
0 5 10 15 20 25 30 35 40 45 50
CO2 Price ($/Metric Ton)
Combustion Turbine
Pulverized Coal
CCGT
Nuclear
Note:  CCGT = Combined Cycle Gas Turbine
Excluding energy efficiency, Nuclear is the least expensive generation option in a carbon-
constrained environment

Exelon Generation Operating EBITDA
2009
EBITDA
2009
Open EBITDA
(No Carbon)
$ Millions
~$4,100
~$3,900
2008
EBITDA (2)
(1) Open EBITDA assumes that existing hedges (including the PECO load, Illinois auction load, ComEd financial swap, nuclear fuel, and other sales) are priced at market prices as of
7/31/08.
(2) EBITDA data is operating-based. Refer to the Appendix for a reconciliation of Operating Net Income to EBITDA.
(3) Sensitivities are derived by changing one assumption at a time while holding all else constant. Due to correlation of the various assumptions, the pre-tax earnings impact calculated by aggregating individual sensitivities may not be equal to the pre-tax earnings impact calculated when correlations between the various assumptions are also considered.
~$6,400
2009 Open – 2009
(1)
2008
(at 90%+ financially
hedged)
(at ~95% financially
hedged)
Open EBITDA plus upside from energy, capacity, and carbon drives
Exelon Generation’s value
52.50
76.00
125.00
131.50
9.75
2009 Open
EBITDA (1)
Assumptions
10/31/08
Prices
98.00 NAAP Coal Price ($/ton)
72.00 WTI Oil ($/barrel)
42.00 NI-Hub ATC Price ($/MWh)
59.30
PJM W-Hub ATC Price
($/MWh)
7.30
Henry Hub Gas Price
($/mmBtu)
~$100M +/- $1/MWh Ni-Hub ATC Price
See following slide for fuel sensitivities
Power Price Revenue Sensitivities:
~$60M +/- $1/MWh PJM W-Hub ATC Price
(Pre-Tax Impact)
2009 Open EBITDA
(1)
Sensitivities
(3)
~$4M +/- $1/MWh PJM W-Hub ATC Price
~$5M +/- $1/MWh Ni-Hub ATC Price
(Pre-Tax Impact)
2009 EBITDA Sensitivities

Current Market Prices
Units
2005 ¹
2006 1
2007 ¹
2008
5
2009
6
2010
6
2011
6
PRICES (as of October 31, 2008)
PJM West Hub ATC ($/MWh)
60.92 ²
51.07 ²
59.76 ²
68.77 59.32 62.88 63.21
PJM NiHub ATC ($/MWh)
46.39 ²
41.42 ²
45.47 ²
48.98 42.04 43.10 45.26
NEPOOL MASS Hub ATC ($/MWh)
76.65 ²
59.68
2
66.72 ²
81.38 68.97 73.67 74.28
ERCOT North On-Peak ($/MWh)
76.90 ³
60.87 ³
59.44 ³
72.58 58.93 66.83 67.88
Henry Hub Natural Gas ($/MMBTU) 8.85
4
6.74
4
6.74
4
8.92 7.33 8.03 8.15
WTI Crude Oil ($/bbl) 56.62
4
66.38
4
69.72
4
106.51 71.88 78.19 83.18
PRB 8800 ($/Ton) 8.06 13.04 9.67 11.83 14.03 15.45 16.75
NAPP 3.0 ($/Ton) 52.42 43.87 47.54 105.93 98.00 97.50 96.50
ATC HEAT RATES (as of October 31, 2008)
PJM West Hub / Tetco M3 (MMBTU/MWh) 6.30 6.98 7.68 6.98 7.13 6.88 6.83
PJM NiHub / Chicago City Gate (MMBTU/MWh) 5.52 6.32 6.65 5.54 5.78 5.36 5.55
ERCOT North / Houston Ship Channel (MMBTU/MWh) 8.21 8.28 7.80 7.32 7.04 7.19 7.26
(1) 2005, 2006 and 2007 are actual settled prices.
(2) Real Time LMP (Locational Marginal Price).
(3) Next day over-the-counter market.
(4) Average NYMEX settled prices.
(5) 2008 information is a combination of actual prices through October 31, 2008 and market prices for the balance of the year.
(6) 2009, 2010 and 2011 are forward market prices as of October 31, 2008.
~$12 - $25/barrel WTI Oil Price
~($5) + $25/barrel WTI Oil Price
~$25 - $15/ton NAAP Coal Price
~($12) + $15/ton NAAP Coal Price
~$70 - $1/mmBtu Henry Hub Gas Price
~($45) + $1/mmBtu Henry Hub Gas Price
(Pre-Tax Impact)
2009 Open EBITDA Fuel Price Cost Sensitivities

60
50

70
80
90
100
110
10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08 10/08
50
60
70
80
90
100
110
120
130
140
150
10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08 10/08
7
7.5
8
8.5
9
9.5
10
10.5
11
11.5
12
10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08 10/08
30
35
40
45
50
55
60
65
70
75
10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08 10/08
Forward NYMEX Natural Gas
PJM-West and Ni-Hub On-Peak Forward Prices PJM-West and Ni-Hub Wrap Forward Prices
2010 Ni-Hub
2011 Ni-Hub
2011 PJM-West
2010 PJM-West
2010
2011
Market Price Snapshot
Rolling 12 months, as of October 31, 2008. Source: OTC quotes and electronic trading system. Quotes are daily.
2010 Ni-Hub
2011 Ni-Hub
2011 PJM-West
2010 PJM-West
Forward NYMEX Coal
2010
2011
$8.03
$8.15
$81.15
$81.30
$73.65
$73.90
$54.37
$36.00
$53.42
$53.90
$33.20
$55.87

7.5
8.5
9.5
10.5
11.5
12.5
13.5
14.5
15.5
16.5
17.5
18.5
10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08 10/08
8
8.2
8.4
8.6
8.8
9
9.2
9.4
9.6
9.8
10
10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08 10/08
7
7.5
8
8.5
9
9.5
10
10.5
11
11.5
12
10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08 10/08
60
65
70
75
80
85
90
95
100
10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08 10/08
2011
2010
2010
2011
2010
2011
Houston Ship Channel Natural Gas
Forward Prices
ERCOT North On-Peak Forward Prices
ERCOT North On-Peak v. Houston Ship Channel
Implied Heat Rate
2010
2011
ERCOT North On Peak Spark Spread
Assumes a 7.2 Heat Rate, $1.50 O&M, and $.15 adder
Market Price Snapshot
Rolling 12 months, as of October 31, 2008. Source: OTC quotes and electronic trading system. Quotes are daily.
$7.70
$7.84
$67.88
$66.83
$8.68
$8.66
$8.79
$8.89

Exelon Nuclear Fleet Overview
Fleet also includes 4 shutdown units:  Peach Bottom 1, Dresden 1, Zion 1 & 2.
(1) Capacity based on ownership interest.
Average in-service time = 27 years
2011
42.6% Exelon, 56.4%
PSEG
2016, 2020 503, 491
(1)
W PWR 2 Salem, NJ
Life of plant capacity 100% AmerGen
2014; renewal filed
2008
837 B&W PWR 1 TMI-1, PA
Dry cask 100% AmerGen
2009; renewal filed
2005
625 GE BWR 1 Oyster Creek, NJ
Dry cask
50% Exelon, 50%
PSEG
Renewed: 2033,
2034
570, 570
(1)
GE BWR 2 Peach Bottom, PA
Dry cask
75% Exelon, 25% Mid-
American Holdings
Renewed: 2032 650, 653
(1)
GE BWR 2 Quad Cities, IL
Dry cask 100%
Renewed: 2029,
2031
869, 871 GE BWR 2 Dresden, IL
2010 100% 2022, 2023 1138, 1150 GE BWR 2 LaSalle, IL
Dry cask 100% 2024, 2029 1149, 1146 GE BWR 2 Limerick, PA
Re-rack completed
2011
2013
Spent Fuel Storage/
Date to lose full core
discharge capacity
GE
W
W
Vendor
BWR
PWR
PWR
Type
1
2
2
Units
100% AmerGen 2026 1065 Clinton, IL
100% 2024, 2026 1183, 1153 Byron, IL
100% 2026, 2027 1194, 1166 Braidwood, IL
Ownership
License
Expiration /
Status
Net Annual
Mean Rating
MW 2008 Plant, Location

63

ComEd 2009 EPS Contribution
(1) Estimated contribution to Exelon’s operating earnings guidance.
(2) Disallowances recorded in September 2008 in connection with the ICC order in ComEd’s distribution rate case.
ComEd’s operating earnings are expected to increase in 2009 primarily due to continued
execution of its Regulatory Recovery Plan
2008e (1)
RNF
O&M
Depreciation /
Amortization
Interest
Expense
$0.45 - $0.55
$0.30 – $0.35
$0.25
$0.01 ($0.06)
2009e (1)
Key Items:
Cost Efficiency Initiative
Rate Case Disallowance (2)
Storms
Energy Efficiency
Inflation
Pension & OPEB
$ / Share
Key Items:
Distribution Rates
Energy Efficiency
Weather
$0.01
$0.05
$0.02
$0.01
($0.04)
($0.03)
($0.01)
$0.18
$0.04
$0.01

6.1
2.0
7.3
6.5
2.1
2.3
Transmission
Distribution
ComEd – Moving Forward
Executing Regulatory
Recovery Plan
~9 – 10%
~ 45%
~7.3 – 8.8%
~ 45%
ROE
Equity (1)
~5.0 – 6.0%
~ 45%
• Constructive ComEd rate cases including
the recent final rate order that provides
for $273.6 million increase in annual
distribution revenues
• Illinois Power Agency proposed
procurement plan for ComEd - first
procurement in Spring 2009
• Actively promoting/implementing
efficiency, renewable energy, and
demand-side management programs
• Studying innovative future test year
approach for distribution rate filing in
2009
8.1
8.6
9.6
2008e 2009e 2011
(Illustrative) (2)
Average Annual Rate Base
(1)
($ in Billions)
ComEd’s earnings are expected to increase as regulatory lag is reduced over time through regular rate requests, putting ComEd on a path toward appropriate returns
(1) Equity based on definition provided in most recent ICC distribution rate case order (book equity less goodwill). Projected book equity ratio in 2008 is 58%.
(2) Provided solely to illustrate possible future outcomes that are based on a number of different assumptions, all of which are subject to uncertainties and should not be relied upon as a forecast of future results.

ComEd Executing on Regulatory
Recovery Plan
The ICC issued a final Order in ComEd’s distribution rate case –
granting a revenue increase of $273.6 million to take effect on
September 16, 2008:
(14) 345 359 Depreciation and Amortization
$(87) 274 361 Total Revenue Increase
3   129 132 Other Revenues
(11) 987 998 O&M Expenses
(22)
10.30% ROE /
45.04% Equity
10.75% ROE /
45.11% Equity
ROE / Cap Structure
$(43) $6,694 $7,071 Rate Base
Impact on
Revenue
Increase ICC Order
ComEd
Original
Request ($ in millions)

Illinois Power Agency Proposes ComEd
Procurement Plan
In September 2008, the Illinois Power Agency proposed its first
ComEd procurement plan, which will provide for energy procurement for up to a three-year period
Auction Contracts
Financial Swap
3/08
RFP
Jun 2007 Jun 2008 Jun 2009 Jun 2010 Jun 2011 Jun 2012 Jun 2013
NOTE: For illustrative purposes
only.  Assumes constant load profile
each year.
2009
2009
Future Procurement by Illinois Power Agency
2010
2010
2011 2012
2011

ComEd Load Growth Trends
Key Economic Indicators Estimated Weather-Normalized
Residential Load Growth
Chicago US
9/08 Unemployment rate 6.6% 6.1%
3rd
Qtr ‘08 annualized growth in
gross domestic/metro product (0.1%) (0.3%)
8/08 Home price index (9.8%) (16.6%)
2008 2009
Customer Growth 0.7% 0.6%
Average Use-Per-Customer 0.1% (0.6%)
Total Residential 0.8% 0.0%
Small C&I 0.4% 0.4%
Large C&I 0.1% (1.0%)
All Customer Classes 0.4% (0.1%)
32
33
38 38
24
19
5
10
15
20
25
30
35
40
45
50
2004 2005 2006 2007 2008E 2009E
8,000
8,100
8,200
8,300
8,400
8,500
New Customers Avg. Use Per Customer
ComEd Residential Load Growth Statistics

69

PECO 2009 EPS Contribution
(1)  Estimated contribution to Exelon’s operating earnings guidance.
PECO’s 2009 operating earnings are expected to be comparable to 2008 due to the gas distribution rate increase and lower bad debt expense, partially offset by higher CTC amortization
$ / Share
RNF
O&M
Interest
Expense
$0.45 - $0.55
$0.45 – $0.50
$0.07
$0.04
$0.02
($0.10)
Amortization /
Depreciation
2008e (1)
2009e (1)
Key Items:
Gas Rate Case $0.07
Weather $0.03
Pricing/Customer Mix ($0.02)
Key Items:
Bad Debt
Cost Efficiency Initiative
Inflation
Pension & OPEB
Regulatory / Post 2010
Key Item:
Competitive Transition
Charge (CTC) Amortization      ($0.09)
$0.06
$0.02
($0.02)
($0.01)
($0.01)

2.8
2.9
3.1
0.5
0.6
1.7
0.9
1.1
1.1
1.2
0.7
Gas
CTC
Electric Transmission
Electric Distribution
PECO – Moving Forward
Actively Engaged in Transition
• Positive outcome of 2008 gas rate case
provides for increased gas revenues of
$76.5 million
• Developing plans and programs to
implement energy efficiency, demand
response and smart meter provisions of
Act 129 (HB2200)
• Transitioning through an orderly structure
to market-based rates
– Working with the Governor, Legislature, and
PAPUC for post-transition rates and
structure
– Power Procurement Plan filed 9/10/08 to
address post-transition plan beginning in
2011 along with mitigation alternatives
~9 – 11% (3)
Not applicable due to
transition rate structure
Rate Making ROE
Equity ~50-52%
6.1
5.5
5.0
Average Annual Rate Base
(1)
($ in Billions)
2008e 2009e 2011
(Illustrative) (2)
PECO provides a predictable but declining source of earnings to Exelon through the remainder of the transition period
(1) Rate base as determined for rate-making purposes.
(2) Provided solely to illustrate possible future outcomes that are based on a number of different assumptions, all of which are subject to uncertainties and should not be relied upon as a forecast of future results.
(3) Assumes PECO is awarded 100% of potential requested revenue increases for rate cases filed during the planning period.

PECO Pursuing Regulatory Path
PECO’s procurement plan
for obtaining default service Post 2010
includes a portfolio of full requirements and spot products competitively procured through multiple RFP solicitations
Mitigation plan includes early staggered procurement, voluntary post-rate cap  phase-in, gradual phase-out of declining block rate design, customer education, enhanced retail choice program, and low-income rate design changes
A Compact Fluorescent Light bulb rebate program for over 3 million bulbs
An enhanced web-based energy audit / bill analyzer program
Voluntary Residential Direct Load Control (air conditioning cycling)
program for 75,000 customers
Full and current cost recovery for the 3 programs
Default Service
Procurement and
Mitigation Filing
Early Phase-in Filing
Energy Efficiency
and Demand Side
Response Filing
Early phase-in proposal provides a voluntary opt-in program for customers to pre-pay towards 2011 prices
Requested expedited PAPUC approval to allow for implementation July 1,
2009
PECO’s third quarter 2008 regulatory filings address procurement, rate mitigation, and energy efficiency – allowing PECO to execute on its regulatory strategy

$107.89
$107.04
2.63 2.63
0.48 0.48
2.41
6.00
10.75
PECO Average Electric Rates
(1) System Average Rates based upon Restructuring Settlement Rate Caps on Energy and Capacity increased from original settlement by 1.6%
to reflect the roll-in of increased Gross Receipts Tax and $0.02/kWh for Universal Service Fund Charge and Nuclear Decommissioning Cost
Adjustment.  System Average Rates also adjusted for sales mix based on current sales forecast.  Assumes continuation of current
Transmission and Distribution Rates.
2011 2008 – 2010
Energy / Capacity
Competitive Transition
Charge (CTC)
Transmission
Distribution
11.52¢ (1)
Unit Rates (¢/kWh)
Electric Restructuring
Settlement
~20%
13.86¢
Assumptions
Projected Rate Increase Based on
Average PPL Procurement  Results
(Illustrative)
• 2011 default service rate will reflect
associated full requirements costs and be
acquired through multiple procurements
• Using the average results of completed
PPL procurements for 2010 and assuming
a 50/50 weighting of Residential and
Small C&I customers produces a proxy of
10.75¢/kWh. This will result in a system
average rate increase of ~20%
• PECO’s 2011 full requirements price
expected to differ from PPL due, in part, to
the timing of the procurement (2011 vs.
2010) and locational differences
• Rates will vary by customer class and
may be impacted by legislation and
procurement model
Residential Small C&I
Round 1, 7/2007
$101.77 $105.11
Round 2, 10/2007
$105.08 $105.75
Round 3, 3/2008 $108.80 $108.76
Average
PPL Procurement Results
Round 4, 10/2008 $112.51 $111.94

Pennsylvania Snapshot
• Governor Rendell’s “Energy Independence
Strategy”, introduced in February 2007,
spurred legislative activity.
– Legislation Act 129 (HB 2200) dealing with
energy efficiency/ demand response,
procurement and smart meters passed by
General Assembly on October 8th
and signed
onto law by Governor on October 15th
– Energy Fund Bill and Alternative Fuel Bill
passed in Spring 2008 session
– Rate mitigation expected to be taken up in
next legislative session beginning January
2009
Current Status
• Energy Efficiency(EE) and Demand Response (DR)
– EE Targets of 1% reduction in consumption by
2011, 3% reduction by 2013
– DR target of 4.5% reduction in peak demand by
2013
– Up to $20 million in penalties for failure to achieve
targets
– Full and current program cost recovery through
surcharge mechanism
– Reduced consumption reflected in future rate
base proceedings
– Spending cap equal to 2% of revenue
– Procurement
– Competitive procurement using auctions, RFPs or
bilateral agreements
– Prudent mix of spot, short term or long term
(defined as 4-20 years) contracts
• Smart Meters
– Utilities must file smart meter file plan with
PAPUC by August 2009
– Required to furnish meters upon 1) customer
request, 2) for new construction, and 3) on a
depreciation schedule not to exceed 15 years
– Base rate or surcharge recovery
Act 129 (HB 2200) Highlights

PECO Load Growth Trends
4.8
6.3
8.4
7.7
5.5
4.6
0
1
2
3
4
5
6
7
8
9
10
2004 2005 2006 2007 2008E 2009E
9,000
9,100
9,200
9,300
9,400
9,500
9,600
9,700
9,800
9,900
10,000
New Customers Avg. Use Per Customer
PECO Residential Load Growth Statistics
Philadelphia US
9/08 Unemployment rate 6.1% 6.1%
3rd
Qtr ‘08 annualized growth in
gross domestic/metro product 0.3% (0.3%)
Key Economic Indicators
2008 2009
Customer Growth 0.4% 0.3%
Average Use-Per-Customer 1.9% 0.1%
Total Residential 2.3% 0.4%
Small C&I (0.6%) 0.1%
Large C&I 1.0% 0.0%
All Customer Classes 1.1% 0.2%
Estimated Weather-Normalized
Residential Load Growth

76 Key Assumptions, Projected 2009 Credit Measures & GAAP Reconciliation

Key Assumptions
37.3
1.2
2.6
23.86
115.37
6.65
6.84
45.47
7.68
7.78
59.76
6.74
148,307
41,343
189,650
94.5
2007 Actual
37.2
0.4
1.1
82.39
169.09
5.50
9.00
50.00
6.95
10.00
70.00
9.00
137,200
41,100
178,300
93.8
2008 Est.
9.75 Chicago City Gate Gas Price ($/mmBtu)
11.00 Tetco M3 Gas Price ($/mmBtu)
37.2 Effective Tax Rate (%)
(4)
(0.1) ComEd
0.2 PECO
Electric Delivery Growth (%)
(3)
106.13 PJM West Capacity Price ($/MW-day)
173.73 PJM East Capacity Price ($/MW-day)
5.40 NI Hub Implied ATC Heat Rate (mmbtu/MWh)
52.50 NI Hub ATC Price ($/MWh)
6.95 PJM West Hub Implied ATC Heat Rate
(mmbtu/MWh)
76.00 PJM West Hub ATC Price ($/MWh)
9.75 Henry Hub Gas Price ($/mmBtu)
136,300 Total Genco Market and Retail Sales (GWhs)
(2)
41,800 Total Genco Sales to PECO (GWhs)
178,100 Total Genco Sales Excluding Trading (GWhs)
93.1 Nuclear Capacity Factor (%)
(1)
2009 Est.
(1) Excludes Salem .
(2) Includes Illinois Auction sales and ComEd swap.
(3) Weather-normalized retail load growth.
(4) Excludes results related to investments in synthetic fuel-producing facilities.

Projected 2009 Key Credit Measures
BBB
A-
BBB+
BBB-
S&P Credit
Ratings (3)
BBB+
A
BBB
BBB+
Fitch Credit
Ratings (3)
A3
A2
Baa2
Baa1
Moody’s Credit
Ratings (3)
3.6x 3.8x FFO / Interest ComEd:
18% 16% FFO / Debt
55% 59% Rating Agency Debt Ratio
6.3x 3.0x FFO / Interest
PECO:
36% 10% FFO / Debt
52% 53% Rating Agency Debt Ratio
30% 49% Rating Agency Debt Ratio
108% 50% FFO / Debt
21.3x 8.6x FFO / Interest
Exelon
Generation:
54%
39%
7.0x
Without PPA &
Pension / OPEB (2)
62% Rating Agency Debt Ratio
25% FFO / Debt
5.2x FFO / Interest Exelon
Consolidated:
With PPA & Pension /
OPEB (1)
Notes: Projected credit measures reflect impact of Illinois electric rates and policy settlement.  Exelon, ComEd and PECO metrics exclude securitization debt.  See following slide for
FFO (Funds from Operations)/Interest, FFO/Debt and Adjusted Book Debt Ratio reconciliations to GAAP.
(1) Reflects S&P updated guidelines, which include imputed debt and interest related to purchased power agreements (PPA), unfunded pension and other postretirement benefits
(OPEB) obligations, capital adequacy for energy trading, operating lease obligations, and other off-balance sheet debt.  Debt is imputed for estimated pension and OPEB obligations by operating company.
(2) Excludes items listed in note (1) above.
(3) Current senior unsecured ratings for Exelon and Generation and senior secured ratings for ComEd and PECO as of 10/31/08.  On October 21, 2008, S&P put Exelon, ComEd,
PECO and Exelon Generation on Credit Watch with negative implications.

FFO Calculation and Ratios
FFO Calculation
= FFO
- PECO Transition Bond Principal Paydown
+ Gain on Sale, Extraordinary Items and Other Non-Cash Items
(3)
+ Change in Deferred Taxes
+ Depreciation, amortization (including nucl fuel amortization), AFUDC/Cap. Interest
Add back non-cash items:
Net Income
Adjusted Interest
FFO + Adjusted Interest
= Adjusted Interest
+ 7% of Present Value (PV) of Operating Leases
+ Interest on imputed debt related to PV of Purchased Power Agreements
(PPA), unfunded Pension and Other Postretirement Benefits (OPEB)
obligations, and Capital Adequacy for Energy Trading
(2)
, as applicable
- PECO Transition Bond Interest Expense
Net Interest Expense (Before AFUDC & Cap. Interest)
FFO Interest Coverage
+ Capital Adequacy for Energy Trading
(2)
FFO
= Adjusted Debt
+ PV of Operating Leases
+ 100% of PV of Purchased Power Agreements
(2)
+ Unfunded Pension and OPEB obligations
(2)
+ A/R Financing
Add off-balance sheet debt equivalents:
- PECO Transition Bond Principal Balance
+ STD
+ LTD
Debt:
Adjusted Debt
(1)
FFO Debt Coverage
Rating Agency Capitalization
Rating Agency Debt
Total Adjusted Capitalization
Adjusted Book Debt
= Total Rating Agency Capitalization
+ Off-balance sheet debt equivalents
(2)
- Goodwill
Total Adjusted Capitalization
= Rating Agency Debt
+ ComEd Transition Bond Principal Balance
+ Off-balance sheet debt equivalents
(2)
Adjusted Book Debt
= Total Adjusted Capitalization
+ Adjusted Book Debt
+ Preferred Securities of Subsidiaries
+ Total Shareholders' Equity
Capitalization:
= Adjusted Book Debt
- Transition Bond Principal Balance
+ STD
+ LTD
Debt:
Debt to Total Cap
Note: Reflects S&P guidelines and company forecast.  FFO and Debt related to non-recourse debt are excluded from the calculations.
(1) Uses current year-end adjusted debt balance.
(2) Metrics are calculated in presentation unadjusted and adjusted for debt equivalents and related interest for PPAs, unfunded Pension and OPEB obligations, and Capital
Adequacy for Energy Trading.
(3) Reflects depreciation adjustment for PPAs and decommissioning interest income and contributions.

GAAP Earnings Reconciliation
Year Ended December 31, 2007
(18) - - - (18) Nuclear Decommissioning obligation reduction
(11) - - - (11) Sale of Genco’s investments in TEG and TEP
72 - - - 72 Georgia Power tolling agreement
(130) - - - (130) Termination of Stateline PPA
(5) - - - (5) Settlement of a tax matter at Generation related to Sithe
$(115)
(63)
-
-
(87)
-
$35
Other
$2,923
(29)
14
280
(87)
101
$2,736
Exelon
$507
-
-
-
-
-
$507
PECO
$200
-
14
24
-
(3)
$165
ComEd ExGen (in millions)
- City of Chicago settlement
256 2007 Illinois electric rate settlement
$2,331 2007 Adjusted (non-GAAP) Operating Earnings / (Loss)
34 Non-cash deferred tax items
- Investments in synthetic fuel-producing facilities
104 Mark-to-market adjustments from economic hedging activities
$2,029 2007 GAAP Reported Earnings
Note: Amounts may not add due to rounding.

(1) Amounts shown per Exelon share and represent contributions to Exelon's EPS.
(0.01) - - - (0.01) Settlement of a tax matter at Generation related to Sithe
(0.04) (0.08) - - 0.04 Non-cash deferred tax items
(0.14) (0.14) - - - Investments in synthetic fuel-producing facilities
0.41 - - 0.03 0.38 2007 Illinois electric rate settlement
(0.19) - - - (0.19) Termination of State Line PPA
0.11 - - - 0.11 Georgia Power tolling agreement
Exelon Other
(1)
PECO
(1)
ComEd
(1)
ExGen
(1)
$4.32 $(0.18) $0.75 $0.30 $3.45 2007 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
(0.01) - - - (0.01) Sale of Generation's investments in TEG and TEP
0.02 - - 0.02 - City of Chicago settlement
(0.03) - - - (0.03) Nuclear decommissioning obligation reduction
0.15 - - - 0.15 Mark-to-market adjustments from economic hedging activities
$4.05 $0.04 $0.75 $0.25 $3.01 2007 GAAP Earnings Per Share
GAAP EPS Reconciliation
Year Ended December 31, 2007

2008/2009 Earnings Outlook
• Exelon’s outlook for 2008/2009 adjusted (non-GAAP) operating earnings excludes the earnings impacts of the following:
• Mark-to-market adjustments from economic hedging activities
• Unrealized gains and losses from nuclear decommissioning trust fund investments primarily related to the AmerGen nuclear plants
• Significant impairments of assets, including goodwill
• Changes in decommissioning obligation estimates
• Costs associated with the 2007 Illinois electric rate settlement agreement, including
ComEd’s previously announced customer rate relief programs
• Costs associated with ComEd’s settlement with the City of Chicago
• Certain costs associated with the proposed offer to acquire NRG Energy Inc.
• Other unusual items
• Significant future changes to GAAP
• Both our operating earnings and GAAP earnings guidance are based on the assumption of normal weather

Operating net income (loss)
+/- Cumulative effect of changes in accounting principle
+/- Discontinued operations
+/- Minority interest
+   Income taxes
Income (loss) from continuing operations before income taxes and minority interest
+/-
Total other income and deductions (interest expense; equity in (losses) earnings of investments; and other, net)
+   Depreciation and amortization
Earnings before interest, taxes, depreciation and amortization (EBITDA)
Reconciliation of Net Income to EBITDA

Exelon Investor Relations Contacts
Inquiries concerning this presentation
should be directed to:
Exelon Investor Relations
10 South Dearborn Street
Chicago, Illinois 60603
312-394-2345
For copies of other presentations,
annual/quarterly reports, or to be
added to our email distribution list
please contact:
Martha Chavez
Executive Admin Coordinator
312-394-4069
Martha.Chavez@ExelonCorp.com
Investor Relations Contacts:
Chaka Patterson, Vice President
312-394-7234
Chaka.Patterson@ExelonCorp.com
Karie Anderson, Director
312-394-4255
Karie.Anderson@ExelonCorp.com
Marybeth Flater, Manager
312-394-8354
Marybeth.Flater@ExelonCorp.com